Provisions - Summary of Net Defined Benefit Liability and Components (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of net defined benefit liability (asset) [abstract]
Beginning balance	$ (2,278)	$ (2,194)	$ (562)
Current service cost	(275)	(276)	(925)
Interest cost	(39)	(38)	(24)
Benefit paid		54
Actuarial gains and losses	(303)	70	(515)
Reclassification/CTA	40	105	(168)
Ending balance	$ (2,855)	$ (2,278)	$ (2,194)